Exhibit 16

                [FELDMAN SHERB EHRLICH & CO., P.C. LETTERHEAD]


July 21, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

         We have read the statements made by Diplomat Direct Marketing Corporation, (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4 of Form 8-K, under the Securities Exchange Act of 1934, as amended, as part of the Company's Form 8-K report dated July 21, 1998. We agree with the statements concerning our Firm in such Form 8-K.

                                         Very truly yours,


                                         /s/ Feldman Sherb Ehrlich & Co., P.C.
                                         -------------------------------------
                                         Certified Public Accountants